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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 26, 2000


                               STYLECLICK.COM INC.
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             (Exact name of registrant as specified in its charter)


          California                    33-31166                 95-4145930
-------------------------------     ----------------    ------------------------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)



    3861 Sepulveda Blvd., Culver City                            90230
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (310) 751-2100
                                                        ------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

Styleclick.com Inc. announced that the Form S-4 Registration Statement for Styleclick, Inc. is now effective. In accordance, a special stockholder meeting to vote on a proposal to approve the merger of Styleclick.com and USA Networks, Inc.'s Internet Shopping Network is scheduled for Weds., July 26, 2000. The special meeting will be held at 2:00 PM (Pacific) at The Olympic Collection Banquet and Conference Center located at 11301 Olympic Blvd., 2nd Fl. in Los Angeles, CA. A copy of the press release of Styleclick.com Inc. with respect to the effectiveness of the Form-S-4 Registration Statement for Styleclick, Inc. is included herein as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits:

99.1 Press Release, dated June 26, 2000, announcing effectiveness of the S-4 Registration Statement for Styleclick, Inc.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Styleclick.com Inc.


Date: June 26, 2000                 By:/s/ BARRY HALL
                                       -----------------------------------------
                                           Barry Hall
                                           Executive Vice President, Finance and
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number                           Description

99.1 Press Release, dated June 26, 2000, announcing effectiveness of the S-4 Registration Statement for Styleclick, Inc.